                                                                    EXHIBIT 10.4

                            LOWER BELLBROOK COMPANY
                            -----------------------
                            WAREHOUSE/DISTRIBUTION
                            ----------------------

                              AGREEMENT OF LEASE
                              ------------------



                               TABLE OF CONTENTS
                               -----------------

LEASE FOR                       PC CONNECTION, INC.
PROPERTY LOCATED AT             643-651 Lower Bellbrook Avenue
                                Xenia, Ohio 45385


ARTICLE                                                   PAGE


ARTICLE     1.  TERM.......................................  1
ARTICLE     2.  ACCEPTANCE OF LEASED PREMISES..............  1
ARTICLE     3.  POSSESSION.................................  1
ARTICLE     4.  RENT.......................................  1
ARTICLE     5.  SECURITY DEPOSIT...........................  2
ARTICLE     6.  COMMON AREA................................  3
ARTICLE     7.  USE OF LEASED PREMISES.....................  3
ARTICLE     8.  REPAIRS....................................  4
ARTICLE     9.  INSTALLATIONS AND ALTERATIONS..............  5
ARTICLE     10. INDEMNIFICATION............................  5
ARTICLE     11. INSURANCE..................................  6
ARTICLE     12. DAMAGE BY FIRE OR OTHER CASUALTY...........  6
ARTICLE     13. EMINENT DOMAIN.............................  7
ARTICLE     14. ASSIGNMENT OR SUBLETTING...................  8
ARTICLE     15. ACCESS TO LEASED PREMISES..................  8
ARTICLE     16. ATTORNMENT.................................  9
ARTICLE     17. LESSEE'S DEFAULT...........................  9
ARTICLE     18. SURRENDER OF LEASED PREMISES............... 10
ARTICLE     19. RELOCATION................................. 11
ARTICLE     20. SUBORDINATION.............................. 11
ARTICLE     21. NOTICE..................................... 11
ARTICLE     22. WAIVER OF SUBROGATION...................... 12
ARTICLE     23. ESTOPPEL CERTIFICATE....................... 12
ARTICLE     24. RENT DEMAND................................ 12
ARTICLE     25. NO REPRESENTATION BY LESSOR................ 12
ARTICLE     26. WAIVER OF BREACH........................... 12
ARTICLE     27. QUIET ENJOYMENT............................ 13
ARTICLE     28. ENVIRONMENTAL PROVISIONS................... 13
ARTICLE     29. INTERPRETATION............................. 14
ARTICLE     30. FINANCIAL STATEMENTS....................... 14

ARTICLE     31. AMERICANS WITH DISABILITIES ACT COMPLIANCE. 14
ARTICLE     32. MEMORANDUM OF LEASE........................ 15
ARTICLE     33. TIME....................................... 15
ARTICLE     34. OPTION TO RENEW............................ 15
ARTICLE     35. RIGHT OF FIRST OFFERING ON CURRENTLY
                 OCCUPIED SPACE............................ 16
ARTICLE     36. ENTIRE AGREEMENT........................... 16

                            LOWER BELLBROOK COMPANY
                            -----------------------
                             WAREHOUSE/DISTRIBUTION
                             ----------------------

                               AGREEMENT OF LEASE
                               ------------------

     THIS LEASE made this 26th day of September, 1997, by and between LOWER BELLBROOK COMPANY, hereinafter referred to as the Lessor, and PC CONNECTION, INC., hereinafter referred to as Lessee. The Lessee's business enterprise is organized as a corporation and is admitted to do business in the State of Ohio.


                             W I T N E S S E T H:


          The Lessor does hereby lease and let to the Lessee and the Lessee accepts from the Lessor under the terms and conditions of this Lease, the following described Premises:

          Approximately 19,200 square feet of a building which contains 102,400 square feet more or less at 643-651 Lower Bellbrook Avenue, Xenia, Ohio 45385 hereinafter referred to as the Leased Premises.

ARTICLE 1.     TERM.
               ----

          TO HAVE AND TO HOLD unto the Lessee for a term of one (1) year commencing on the 1st day of October 1997, and ending on the 30th day of September 1998, both dates inclusive.

ARTICLE 2.     ACCEPTANCE OF LEASED PREMISES.
               -----------------------------

          The Leased Premises, as shown on floor plan attached hereto as Exhibit A, are delivered to the Lessee in their existing condition which the Lessee has examined and finds in a condition suitable for its use and purpose.

ARTICLE 3.     POSSESSION.  INTENTIONALLY OMITTED
               ----------

ARTICLE 4.     RENT.
               -----

               Section 1.   For the period commencing October 1, 1997 and ending
               ---------
September 30, 1998, Lessee shall pay to the Lessor as Annual Rent for the Leased Premises the sum SIXTY-TWO THOUSAND FOUR HUNDRED AND 00/100 DOLLARS ($62,400.00) which shall be paid in equal monthly installments of FIVE THOUSAND TWO HUNDRED AND 00/100 DOLLARS ($5,200.00), due and payable on the first day of each month, in advance, without demand. Provided however, the first month's rent shall accompany the return of the signed Lease.

Checks should be made payable to Lower Bellbrook Company and sent to Lower Bellbrook Company, c/o Miller-Valentine Group, Post Office Box 744, Dayton, Ohio 45401-0744. Said rent shall be paid to the Lessor, or to the duly authorized agent of the Lessor, at its office during business hours. If the commencement date of this Lease is other than the first day of the month, any rental adjustment or additional rents hereinafter provided for shall be prorated accordingly. The Lessee will pay the rent as herein provided, without deduction whatsoever, and without any obligation of the Lessor to make demand for it. Any installment of rent accruing hereunder and any other sum payable hereunder, if not paid when due, shall bear interest at the rate of eighteen percent (18%) per annum until paid.

               Section 2.   The Lessee shall reimburse the Lessor for the costs
               ---------
of water, gas, and electricity (including electricity costs for exterior lighting) and all other utilities and heating and air conditioning maintenance in the event that such services are furnished by Lessor and not separately metered to the Lessee if such costs exceed fifteen dollars ($15.00). Said reimbursement shall be additional rent due on the first day of the calendar month next following rendition of a bill therefor. If any services are separately metered, the cost shall be paid directly by the Lessee to the utility service. The heating and other utilities not separately metered will be prorated on the basis of the square footage, except water, serviced by a given meter and paid to Lessor as billed. The total costs of water shall be paid by the Lessees currently in occupancy and the costs thereof shall be prorated on the basis of square footage occupied by each Lessee. A 10% handling fee for these billable services will be charged by the Lessor.

               Section 3.   The Lessee agrees to pay any increased real estate
               ---------
taxes over and above the real estate taxes paid by the Lessor during the first calendar year (1997) of the term of this Lease. The Lessee's proportionate share of any such increase shall be a fraction thereof, the numerator of which is the number of square feet of floor area in the Leased Premises and the denominator of which is the total square feet of the floor area in the building both as specified aforesaid in the Lease. Said amount shall be deemed to be additional rent and shall be due and payable on the first of the month following delivery to Lessee of a receipt for Lessor's payment of said real estate taxes. The Lessee shall pay its prorated share of expenses that the Lessor shall incur by reason of compliance with new laws, orders, special rent/use taxes, charges for governmental services, ordinances and new regulations of Federal, State, County and Municipal authorities, and with any lawful direction of any public officer or officers, which lawful direction shall be imposed upon the Lessor for the common good of the occupants of the building.

ARTICLE 5.     SECURITY DEPOSIT.   INTENTIONALLY OMITTED
               ----------------

ARTICLE 6.     COMMON AREA.
               -----------

          For the purpose of this Lease, common area shall be defined as all of the property described herein that is not actually occupied by the building. The Lessee shall have the use in common with other Lessees to the parking areas and driveways for ingress and egress to the Leased Premises. The Lessee shall have no right to use the common area for storage purposes and trash shall be stored only in approved containers in the common area. The Lessor shall maintain the common area and keep the same in good order and repair including lighting and landscaping. The cost of exterior lighting and ice and snow removal will be prorated among the Lessees in accordance with the percentage that the Leased Premises bear to the entire building. The pro rata share of such cost will be deemed to be additional rent and shall be due the first of the month following the invoice thereof by Lessor to Lessee of the amount due.

ARTICLE 7.     USE OF LEASED PREMISES.
               ----------------------

               Section 1.   The Leased Premises shall be used and occupied only
               ---------
for office purposes and/or DISTRIBUTION AND STORAGE OF COMPUTER SOFTWARE AND COMPONENTS WHICH ARE materials of light or ordinary hazard, and for no other purpose or purposes without the written consent of the Lessor.

               Section 2.   The Lessee shall operate its business in a safe and
               ---------
proper manner as is normal, considering the uses of the Leased Premises above provided; and shall not manufacture, store, display or maintain any products or materials that will endanger the Leased Premises; shall do nothing that would increase the cost of insurance on the building or invalidate existing policies; SHALL NOT USE, SELL, STORE OR MANUFACTURE HAZARDOUS MATERIALS, PROVIDED THAT THIS PROVISION SHALL NOT PREVENT LESSEE FROM USING ORDINARY CLEANING AGENTS IN THE COURSE OF REGULAR MAINTENANCE OF ITS FACILITY; shall not obstruct the sidewalks; shall not use the plumbing for any other purpose than for which it was constructed; shall not make or permit any noise and/or odor objectionable to the public or adjacent occupants; shall not create a nuisance on the Leased Premises; and shall commit no waste.

               Section 3.   The Lessee shall abide by all police and fire
               ---------
regulations concerning the operation of its business; shall store all trash, rubbish, and debris in closed containers; and shall practice all proper procedures and methods that are common to its business enterprise. The Lessee shall maintain a minimum temperature in the Leased Premises of 55 degrees F.

ARTICLE 8.     REPAIRS.
               -------

               Section 1.   Lessor shall keep the foundations, exterior walls
               ---------
(except plate glass or glass or other breakable materials used in structural portions) and roof in good repair.

               Section 2.   Lessor shall contract for the maintenance of' the
               ---------
mechanical equipment and the Lessee will reimburse its pro rata share thereof. The Lessee shall replace any hot water heater as the need should arise with the same type and quality servicing the Leased Premises PROVIDED THE HOT WATER HEATER HAS BEEN PROPERLY SERVICED. The Lessor shall replace, as needed, the heating and air conditioning equipment, provided the unit has been serviced annually AND PROPERLY. The cost of replacement shall be prorated over the warranty period for such equipment, and further prorated among the Lessee benefiting from such equipment; the result of such proration to be an annual share of cost to Lessee, and the Lessee will pay one-twelfth thereof for each month during the remaining term and renewals of this Lease.

               Section 3.   Lessor shall not be liable for any damage
               ---------
occasioned by reason of the construction of the Leased Premises, that occurs after occupancy or for failure to keep the Leased Premises in repair, unless notice of the need for repairs has been given Lessor, a reasonable time has elapsed and Lessor has failed to make such repairs. Lessor shall not be liable for any damage done or occasioned by or from the electrical system, the heating and/or air condition system, the plumbing and sewer system in, above, upon or about the Leased Premises nor for damage occasioned by water, snow or ice being upon or coming through the roof, trapdoor, walls, windows, doors or otherwise, except as above provided. LESSOR SHALL NOT BE LIABLE FOR ANY DAMAGE TO THE PREMISES CAUSED BY THE NEGLIGENCE OF LESSEE OR DAMAGE CAUSED BY THE FAILURE OF LESSEE TO NOTIFY LESSOR OF THE NEED FOR REPAIRS IF LESSEE HAD ACTUAL KNOWLEDGE OF SUCH NEED FOR REPAIR. The Lessee shall reimburse the Lessor for the cost of all repairs to the Leased Premises, fixtures and appurtenances necessitated by the fault of the Lessee, its agents, employees or guests and shall reimburse the Lessor the costs of repair, at or before the end of the term or sooner if so requested by Lessor, all injury done by the installation or removal of furniture or other property.

               Section 4.   Except as provided in Sections 1, 2, and 3 of this
               ---------
Article, Lessor shall not be obligated to make repairs, replacements or improvements of any kind upon said Leased Premises, or any equipment facilities or fixtures therein contained, which shall at all times be kept in good order, conditions and repair by Lessee, and in a clean, sanitary and safe condition and in accordance with all applicable laws, ordinances and regulations of any governmental authority having jurisdiction. Lessee shall permit no waste, damage, or injury to the Leased Premises.

               Section 5.   Lessee shall forthwith at its own cost and expense
               ---------
replace with glass of the same kind and quality any cracked or broken glass, including plate glass or glass or other breakable materials used in structural portions, and any interior and exterior windows and doors in the Leased Premises.

ARTICLE 9.     INSTALLATIONS AND ALTERATIONS.
               -----------------------------

               Section 1.   Lessee shall not make any alterations or additions
               ---------
to the Leased Premises without first procuring Lessor's written consent WHICH WILL NOT BE UNREASONABLY WITHHELD and delivering to Lessor the plans and specifications and copies of the proposed contracts and necessary permits, and shall furnish indemnification against liens, costs, damages and expenses as may be reasonably required by Lessor. LESSEE SHALL HAVE THE OPTION OF REMOVING ANY OF THE ALTERATIONS, ADDITIONS, IMPROVEMENTS AND FIXTURES AT THE END OF THE LEASE PERIOD UNLESS REMOVAL WILL CAUSE DAMAGE TO THE PREMISES; ALL REMOVAL SHALL TAKE PLACE BY THE END OF THE LEASE PERIOD. Any linoleum or other floor covering of similar character which may be cemented or otherwise adhesively affixed to the floor shall likewise become the property of Lessor, all without compensation or credit to Lessee.

               Section 2.   The   Lessee shall not erect or install any signage
               ---------
without first procuring Lessor's written consent WHICH WILL NOT BE REASONABLY WITHHELD.

               Section 3.   The Lessee shall have no rights to use and shall not
               ---------
use the roof of the Leased Premises for any purpose without the written consent of the Lessor. The Lessee shall not use the roof for storage, for any activity that will result in traffic on the roof, for anything that will penetrate the roof, use the roof as an anchor or otherwise damage the roof. The consent of the Lessor must be in writing for each specific use and must also approve the method of installation of the permitted use. Should the Lessee break this covenant, the Lessee shall be responsible for any damages caused to the roof or other parts of the building and shall assume the cost of maintaining and repairing the roof during the term of the Lease, including any renewals.

ARTICLE 10.    INDEMNIFICATION.
               ---------------

          Except to the extent of the negligence or misconduct of Lessor, Lessee agrees to indemnify and hold Lessor harmless against and from any and all claims, damages, costs, and expenses, including reasonable attorney's fees, arising out of

Lessee's use or occupancy of the Leased Premises. Except to the extent of Lessee's negligence or misconduct, Lessor agrees to indemnify and hold Lessee harmless against and from any and all claims, damages, costs, and expenses, including reasonable attorney's fees, arising out of Lessor's failure to perform its duties and obligations as owner or agent of the owner of the property of which the Leased Premises is a part.

ARTICLE 11.    INSURANCE.
               ---------

               Section 1.   Lessee shall not carry any stock of goods or do
               ---------
anything in or about said Leased Premises which CONSTITUTES HAZARDOUS MATERIAL OR ACTIVITY. If Lessor shall consent to such use, Lessee agrees to reimburse Lessor on a pro rata basis for any increase in premiums for insurance against loss by fire or extended coverage risks resulting from the business carried on in the Leased Premises by Lessee. If Lessee installs any electrical equipment that overloads the power lines to the building, Lessee shall at its own expense make whatever changes are necessary to comply with the requirements of insurance underwriters and insurance rating bureaus and governmental authorities having jurisdiction.

               Section 2.   Lessee agrees to procure and maintain a policy or
               ---------
policies of insurance, at its own costs and expense, insuring from all claims, demands or actions for injury to or death of one or more persons in any one accident and for damages to property in an aggregate amount of not less than $2,000,000 made by or on behalf of any person or persons, firm or corporation, arising from, related to, or connected with the conduct and operation of Lessee's business in the Leased Premises. Lessor shall be named an Additional Insured Party in said policy. Such insurance shall be primary relative to any other valid and collectible insurance. Said insurance shall not be subject to cancellation except after at least thirty (30) days prior written notice to Lessor, and the policy or policies, or duly executed certificate or certificates for the same, OR OTHER PROPER EVIDENCE OF THE SAME, together with satisfactory evidence of the payment of the premium thereon, shall be deposited with Lessor at the commencement of the term and renewals of such coverage. If Lessee fails to comply with such requirement, Lessor may obtain such insurance and keep the same in effect, and Lessee shall pay Lessor the premium cost thereof upon demand.

               Section 3.   All property which may be upon said Leased Premises
               ---------
during the term hereof or any renewal thereof shall be at and upon the sole risk and responsibility of Lessee.

ARTICLE 12.    DAMAGE BY FIRE OR OTHER CASUALTY.
               --------------------------------

               Section 1.   If the Leased Premises shall be destroyed or so
               ---------
injured by any cause as to be unfit, in whole or in part, for occupancy and such destruction or injury could reasonably be repaired within three (3) months from the happening of such destruction or injury, then Lessee shall not be entitled to surrender possession of the Leased Premises nor shall Lessee's liability to pay rent under this Lease cease without mutual consent of the parties hereto, but in case of any such destruction or injury Lessor shall repair the same with all reasonable speed and shall complete such repairs within three (3) months from the happening of such injury, and if during such period Lessee shall be unable to use all or any portion of the Leased Premises, a proportionate allowance shall be made to Lessee from the rent corresponding to the time during which and to the portion of the Leased Premises of which Lessee shall be so deprived of the use on account thereof.

               Section 2.   If such destruction or injury cannot reasonably be
               ---------
repaired within three (3) months from the happening thereof, Lessor shall notify Lessee within ten (10) days after the happening of such destruction or injury whether or not Lessor will repair or rebuild. If Lessor elects not to repair or rebuild, this Lease shall be terminated. If Lessor shall elect to repair or rebuild, Lessor shall specify the time within which such repairs or reconstruction will be complete, and Lessee shall have the option, within ten
(10) days after the receipt of such notice, to elect either to terminate this Lease and further liability hereunder, or to extend the term of the Lease by a period of time equivalent to the time from the happening of such destruction or injury until the Leased Premises are restored to their former condition. In the event Lessee elects to extend the term of the Lease, Lessor shall restore the Leased Premises to their former condition within the specified time in the notice, and Lessee shall not be liable to pay rent for the period from the time of such destruction or injury until the Leased Premises are so restored to their former condition.

ARTICLE 13.    EMINENT DOMAIN.
               --------------

               Section 1.   If the whole or substantially all of the Leased
               ----------
Premises hereby leased shall be taken by a public authority under the power of eminent domain, then the term of this Lease shall cease as of the day possession shall be taken by such public authority, and the rent shall be paid up to that date with a proportionate refund by Lessor of such rent as shall have been paid in advance.

               Section 2.   If less than substantially all of the floor area
               ---------
of the Leased Premises shall be so taken PROVIDED THAT THE AREA REMAINING IS ADEQUATE FOR LESSOR'S BUSINESS PURPOSES, the term of this Lease shall cease only on the parts so taken as of the day possession shall be taken by such public authority, and the rent shall be paid up to that day with a proportionate refund by Lessor of such rent as may have been paid in advance, and thereafter the minimum rent shall be equitably abated, and Lessor shall at its own cost and expense make all necessary repairs or alterations as to constitute the remaining Leased Premises a complete architectural unit.

               Section 3.   All damages awarded for such taking under the power
               ---------
of eminent domain, whether for the whole or a part of the Leased Premises, shall be the property of Lessor whether such damages shall be awarded as compensation for diminution in value of the leasehold or to the fee of the Leased Premises; provided, however, that the Lessor shall not be entitled to any separate award made to Lessee for loss of business, depreciation to and cost of removal of stock and fixtures.

ARTICLE 14.    ASSIGNMENT OR SUBLETTING.
               ------------------------

               Section 1.   Lessee shall not assign or in any manner transfer
               ---------
this Lease or any interest therein, nor sublet said Leased Premises or any part or parts thereof, nor permit occupancy by anyone with, through, or under it, without the previous written consent of Lessor which consent shall not be unreasonably withheld. Consent by Lessor to one or more assignments of this Lease or to one or more sublettings of the Leased Premises shall not operate as a waiver of Lessor's rights under this Article to any subsequent assignment or subletting. No assignment shall release Lessee of any of its obligations under this Lease or be construed or taken as a waiver of any of Lessor's rights or remedies hereunder.

               Section 2.   Neither this Lease nor any interest therein, nor any
               ---------
estate thereby created, shall pass to any trustee or receiver in bankruptcy or any assignee for the benefit of creditors or by operation of law.

               Section 3.   Provided that the Lessee with Lessor's consent
               ---------
assigns or sublets part or all of the Leased Premises at a rental that exceeds the current rental herein reserved, the Lessor shall be entitled to receive as additional rental one-half of such excess of the current rental. The Lessee shall remit one-half of such excess within five (5) days after receipt by it.

ARTICLE 15.    ACCESS TO LEASED PREMISES.
               -------------------------

          The Lessor shall retain duplicate keys to all of the doors of the Leased Premises. THE LESSOR OR ITS AGENTS SHALL HAVE THE RIGHT TO ENTER UPON THE LEASED PREMISES ONLY IN THE EVENT OF AN EMERGENCY. THE LESSOR OR ITS AGENTS SHALL HAVE THE RIGHT TO ENTER UPON THE LEASED PREMISES AT REASONABLE HOURS FOR THE PURPOSE OF INSPECTING THE SAME OR MAKING REPAIRS ONLY UPON REASONABLE NOTICE TO LESSEE. LESSOR MAY SHOW THE LEASED PREMISES TO PROSPECTIVE LESSEES OR PURCHASERS FROM TIME TO TIME DURING THE LEASE TERM, AT A TIME AGREEABLE TO LESSEE. LESSEE MAY REFUSE SHOWING TO PERSONS REASONABLY BELIEVED TO BE GATHERING INFORMATION FOR COMPETITIVE BUSINESS PURPOSES.

ARTICLE 16.    ATTORNMENT.
               ----------

          In the event the Leased Premises are sold or transferred due to any foreclosure sale or sales, judicial proceedings, or voluntary conveyance in lieu of such foreclosure, or in the event the Premises are transferred by any mortgagee in a sale, exchange or otherwise, this Lease shall continue in full force and effect, and Lessee agrees, upon request, to attorn to and acknowledge the foreclosure purchaser or purchasers at such sale, or other party succeeding to the interest of Lessor, as Lessors hereunder. This Lease will, upon request of any person owning or succeeding to the interest of Lessor, automatically become a direct lease between said owner or successor and Lessee, without change in the terms or the provisions of this Lease. Upon request by said owner or successor in interest, Lessee shall execute and deliver an instrument or instruments confirming such attornment.

          If the successor Lessor requests such attornment, then so long as Lessee shall faithfully discharge the obligations on its part to be kept and performed under the terms of this Lease, Lessee's tenancy will not be disturbed nor this Lease affected by any default under any mortgage. Lessee agrees that this Lease shall remain in full force and effect even though default in the mortgage may occur.

ARTICLE 17.    LESSEE'S DEFAULT.
               ----------------

               Section 1.   The Lessee, ten (10) days after receipt of written
               ---------
notice, shall be considered in default of this Lease upon failure to pay when due the rent or any other sum required by the terms of the Lease. The Lessee, thirty (30) days after receipt of written notice, shall be considered in default of this Lease upon failure to perform any term, covenant or condition of this Lease; the commencement of any action or proceeding for the dissolution, liquidation or reorganization under the Bankruptcy Act, of Lessee, or for the appointment of a receiver or trustee of the Lessee's property; the making of any assignment for the benefit of creditors by Lessee; the suspension of business; or the abandonment of the Leased Premises by the Lessee.

               Section 2.   In the event of default of this Lease by Lessee,
               ---------
then LESSEE SHALL QUIT AND SURRENDER THE PREMISES WITHIN TEN (10) DAYS OF SUCH DEFAULT. IF AFTER THE TEN (10) DAY PERIOD LESSEE HAS NOT QUIT THE PREMISES, THEN LESSEE SHALL BE RESPONSIBLE FOR ALL DAMAGES AND COSTS OF EVICTION THEREAFTER, INCLUDING REASONABLE ATTORNEY'S FEES.

               Section 3.   No such reentry or taking possession of said Leased
               ---------
Premises by Lessor shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach or act of default. Should Lessor at any time terminate this Lease for any breach or act of default, in addition to any other remedy it may have, it may recover from Lessee all damages it may incur by reason of such breach or act of default, including the cost of recovering the Leased Premises, legal fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Leased Premises for the remainder of the stated term.

ARTICLE 18.    SURRENDER OF LEASED PREMISES.
               ----------------------------

               Section 1.   If Lessee holds possession of the Leased Premises
               ---------
after the termination of this Lease for any reason, Lessee shall pay Lessor double the last monthly rent provided for herein for each month or a portion of a month that Lessee holds over, together with all other changes due hereunder. Such payment of rent shall not create any Lease arrangement whatsoever between Lessor and Lessee, unless expressly agreed to in writing by Lessor. It is further understood that during such period that Lessee holds over, the Lessor retains all of Lessor's rights under this Lease, including damages as a result of the termination of this Lease and the right to immediate possession of the Leased Premises. This paragraph shall not be construed to grant Lessee permission to hold over.

               Section 2.   At the expiration of the tenancy created hereunder,
               ---------
whether by lapse of time or otherwise, Lessee shall surrender the Leased Premises broom clean, free of tire marks, free of all debris and in good condition and repair, reasonable wear and loss by fire or other unavoidable casualty excepted.

               Section 3.   Prior to surrender of the Leased Premises, the
               ---------
Leased Premises will be reviewed by a representative of the Lessor and Lessee to determine if there is any deferred maintenance or unrepaired damage. In the event that there is deferred maintenance and/or unrepaired damage, Lessor may effect such maintenance and repairs, and Lessee will pay the cost thereof.

               Section 4.   Upon the expiration of the tenancy hereby created,
               ---------
if Lessor so requests in writing, Lessee shall promptly remove any additions, fixtures, cabling for phone lines, fax lines, etc., and installations placed in the Leased Premises by Lessee that is designated in said request, and repair any damage occasioned by such removals at its own expense, and in default thereof, Lessor may effect such removals and repairs, and Lessee shall pay Lessor the cost thereof, with interest at the rate of eight (8) percent per annum from the date of payment by Lessor.

ARTICLE 19.    RELOCATION.
               ----------

          The Lessor reserves the right, at any time during the term of this Lease, to request in writing that the Lessee relocate to other such space, area or floor within the said building or building complex as the Lessor may deem advisable or necessary. The new Leased Premises shall contain the same approximate square footage of rentable area as the former Leased Premises. Lessee shall have thirty (30) days from the date of Lessor's request to accept the new Leased Premises. If accepted, Lessor shall remodel the new Leased Premises to be as nearly as possible similar, in layout and finish as the former Leased Premises. Upon completion of remodeling by Lessor and delivery of possession, Lessee shall relocate in the new Leased Premises and vacate the former Leased Premises. Except for the change in designation of Leased Premises, all provisions of this Lease shall remain the same. The Lessor shall pay the cost of relocating the Lessee into the new Leased Premises, including a reasonable cost of address changes for supplies if necessary. If the Lessee refuses to accept the new Leased Premises, THE LESSEE SHALL CONTINUE TO OCCUPY AND LEASE THE PRESENT LEASED PREMISES WITHOUT PREJUDICE AND THE TERMS AND CONDITIONS OF THIS LEASE SHALL CONTINUE IN FULL FORCE AND EFFECT FOR THE DURATION OF THE LEASE PERIOD OR RENEWAL THEREOF.

ARTICLE 20.    SUBORDINATION.
               -------------

          This Lease shall be subject to and subordinate at all times to the lien of any mortgages, now or hereafter made on the Leased Premises, and to all advances made or hereafter to be made thereunder. The Lessee agrees to execute a subordination agreement should Lessor's lender request same.

ARTICLE 21.    NOTICE.
               ------

          All notices under this Lease may be personally delivered; sent by courier service, with receipt; or mailed to the address shown by certified mail, return receipt requested. The effective date of any mailed notice shall be one
(1) day after delivery of the same to the United States Postal Service.

               Lessor:   Lower Bellbrook Company
               Mail:     c/o Miller-Valentine Group
                         P. O. Box 744
                         Dayton, Ohio 45401-0744
               Courier:  4000 Miller-Valentine Court
                         Moraine, OH 45439

               Lessee:   PC Connection, Inc.

               Mail:     Attn:______________________
                         ___________________________
                         ___________________________

     Either party may from time to time designate in writing other addresses.

ARTICLE 22.    WAIVER OF SUBROGATION.
               ---------------------

          The Lessor and Lessee waive all rights, each against the other, for damages caused by fire or other perils covered by insurance where such damages are sustained in connection with the occupancy of the Leased Premises.

ARTICLE 23.    ESTOPPEL CERTIFICATE.
               --------------------

          The Lessee agrees to execute an Estoppel Certificate within ten (10) days of receipt of a written request by the Lessor for the benefit of any purchaser and/or prospective Lender designated by Lessor as well as Lessor's present Lender; that wherein the Lessee acknowledges the terms and conditions of this Lease.

ARTICLE 24.    RENT DEMAND.
               -----------

          Every demand for rent due wherever and whenever made shall have the same effect as if made at the time it falls due and at the place of payment, and after the service of any notice or commencement of any suit, or final judgment therein, Lessor may receive and collect any rent due, and such collection or receipt shall not operate as a waiver of nor affect such notice, suit or judgment.

ARTICLE 25.    NO REPRESENTATION BY LESSOR.
               ---------------------------

          Lessor and its agent have made no representations or promises with respect to the Leased Premises or the building of which the same form a part except as herein expressly set forth.

ARTICLE 26.    WAIVER OF BREACH.
               ----------------

          No waiver of any breach of the covenants, provisions or conditions contained in this Lease shall be construed as a waiver of the covenant itself or any subsequent breach itself, and if any breach shall occur and afterwards be compromised, settled or adjusted, this Lease shall continue in full force and effect as if no breach had occurred, unless otherwise agreed. The acceptance of rent hereunder shall neither be or construed to be a waiver of any breach of any term, covenant or condition of this Lease.

ARTICLE 27.    QUIET ENJOYMENT.
               ---------------

          Lessor hereby covenants and agrees that if Lessee shall perform all the covenants and agreements herein stipulated to be performed on Lessee's part, Lessee shall at all times during the continuance hereof have the peaceable and quiet enjoyment and possession of the Leased Premises without any manner of let or hindrance from Lessor or any person or persons lawfully claiming the Leased Premises except as otherwise provided for herein.

ARTICLE 28.    ENVIRONMENTAL PROVISIONS.
               ------------------------

               Section 1.   The Lessor, to the best of its knowledge, represents
               ---------
to the Lessee that no toxic, explosive or other dangerous materials or hazardous substances have been concealed within, buried beneath, released on or from, or removed from and stored off-site of the Property upon which the Leased Premises is constructed.

               Section 2.   Lessee shall at all times during the term of this
               --------
Lease comply with all applicable federal, state, and local laws, regulations, administrative rulings, orders, ordinances, and the like, pertaining to the protection of the environment, including but not limited to, those regulating the handling and disposal of waste materials. Further, during the term of this Lease, neither Lessee nor any agent or party acting at the direction or with the consent of Lessee shall treat, store, or dispose of any "hazardous substance," as defined in Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA") , or petroleum (including crude oil or any fraction thereof) on or from the Property.

               Section 3.   Lessee shall fully and promptly pay, perform,
               ---------
discharge, defend, indemnify and hold harmless Lessor from any and all claims, orders, demands, causes of action, proceedings, judgments, or suits and all liabilities, losses, costs or expenses (including, without limitation, technical consultant fees, court costs, expenses paid to third parties and reasonable legal fees) and damages arising out of, or as a result of, (i) any "release" as defined in Section 101(22) of CERCLA, of any "hazardous substance," as defined in Section 101(14) of CERCLA, or petroleum, (including crude oil or any fraction thereof) or placed into, on or from the Property at any time after the date of this Lease by Lessor, its agents, or employees; (ii) any contamination of the Property's soil or groundwater or damage to the environment and natural resources of the Property the result of actions occurring after the date of this Lease, whether arising under CERCLA or other statutes and regulations, or common law by Lessee, its agents, or employees; and (iii) any toxic, explosive or otherwise dangerous materials or hazardous substances which have been buried beneath, concealed within or released on or from the Property after the date of this Lease. THIS SUBSECTION SHALL APPLY ONLY IN THE EVENT ANY OF THE

SAID ACTS WERE ACTUALLY UNDERTAKEN BY THE LESSEE, LESSEE'S SUPPLIERS OR UNDERTAKEN ON LESSEE'S BEHALF.

ARTICLE 29.    INTERPRETATION.
               --------------

               Section 1.   Wherever either the word "Lessor" or "Lessee" is
               ---------
used in the Lease, it shall be considered as meaning the singular and/or neuter pronouns as used herein, and the same shall be construed as including all persons and corporations designated respectively as Lessor or Lessee in the heading of this instrument wherever the context requires.

               Section 2.   If any clause, sentence, paragraph, or part of this
               ---------
Lease shall for any reason be adjudged by any court of competent jurisdiction to be invalid, such judgment shall not effect, impair, or invalidate the remainder of this Lease, but be confined in its operation to the clause, sentence, paragraph, or part thereof directly involved in the controversy in which such judgment shall have been rendered, and in all other respects said Lease shall continue in full force and effect.

ARTICLE 30.    FINANCIAL STATEMENTS.
               --------------------

          At Lessor's request, the Lessee, within thirty (30) days of Lessor's request, shall furnish the Lessor OR LESSOR'S MORTGAGEE WITH FINANCIAL REFERENCES AND SUCH LIMITED FINANCIAL INFORMATION AS IT DEEMS REASONABLE TO PROVIDE LESSOR WITH COMFORT THAT LESSEE HAS THE ABILITY TO MEET ITS OBLIGATIONS HEREUNDER.

ARTICLE 31.    AMERICANS WITH DISABILITIES ACT COMPLIANCE.
               ------------------------------------------

          Notwithstanding anything set forth herein to the contrary, Lessor shall be solely responsible and liable for making any modifications to the exterior of the Building (including the exterior doors and entrances leading to the Leased Premises) that may be required to comply with the Americans with Disabilities Act of 1990 as it may be amended from time to time ("ADA"). Lessee, at its sole cost and expense, shall remove any barriers or provide such accommodations as may be necessary for the interior of the Leased Premises to comply with the ADA. Any structural alterations or renovations that the Lessee may make to the Premises, as permitted under this Lease, shall comply with the accessibility standards and regulations of the ADA. If the Lessee fails to fulfill its obligations under this Article, the Lessor may elect to provide the modifications and renovations required pursuant to the ADA and seek reimbursement from the Lessee. Should the Lessor incur any such expenses for the obligations of Lessee, the amount of such expenses may, at the Lessor's option, be added to the rent due from the Lessee under the terms of this Lease. Lessor and Lessee hereby mutually indemnify and hold each other harmless against any and all liability, losses, fines or other penalties that may be incurred or assessed against the other, including reasonable attorney fees, due to the failure of the other to adhere to their respective obligations under this Article of the Lease.

ARTICLE 32.    MEMORANDUM OF LEASE.
               -------------------

          It is agreed by both parties that this instrument is not recordable and if either party should record the same in the Office of the Recorder of Greene County, Ohio, the recording shall have no effect. When possession of the Leased Premises has been delivered to Lessee, the parties hereto may execute, acknowledge and deliver a Memorandum of Lease in recordable form specifying the terms of this Lease and renewal periods of this Lease. In the event they differ from the dates herein, the date in the Memorandum shall control.

ARTICLE 33.    TIME.
               ----

          Time is of the essence in this Lease.

ARTICLE 34.    OPTION TO RENEW.
               ---------------

          Lessee is hereby granted an option to renew this Lease for   TWO
additional TERMS of one (1) year EACH on the same terms and conditions contained herein except for the rental and the length of the term, upon the conditions that:

          a. written notice of the exercise of such option shall be given by Lessee to Lessor not less than ninety (90) days prior to the end of the term of this Lease; and

          b. at the time of the giving of such notice and at the expiration of the term of this Lease, there are no defaults in the covenants, agreements, terms and conditions on the part of Lessee to be kept and performed, and all rents are and have been fully paid. Provided also, that the rent to be paid during each year of the said renewal period shall be as determined in accordance with the following:

          For the period commencing October 1, 1998 and ending September 30, 1999, Lessee shall pay to the Lessor as Annual Rent for the Leased Premises the sum of SIXTY-FOUR THOUSAND THREE HUNDRED TWENTY AND 00/100 DOLLARS ($64,320.00) which shall be paid in equal monthly installments of FIVE THOUSAND THREE HUNDRED SIXTY AND 00/100 DOLLARS ($5,360.00), due and payable on the first day of each month, in advance, without demand.

          FOR THE PERIOD COMMENCING OCTOBER 1, 1999 AND ENDING SEPTEMBER 30, 2000, LESSEE SHALL PAY TO THE LESSOR AS ANNUAL RENT FOR THE LEASED PREMISES THE SUM OF SIXTY-SIX THOUSAND TWO HUNDRED FORTY AND 00/100 DOLLARS ($66,240.00) WHICH SHALL BE PAID IN EQUAL MONTHLY INSTALLMENTS OF FIVE

THOUSAND FIVE HUNDRED TWENTY AND 00/100 DOLLARS ($5,520.00), DUE AND PAYABLE ON THE FIRST DAY OF EACH MONTH, IN ADVANCE, WITHOUT DEMAND.

ARTICLE 35.    RIGHT OF FIRST OFFERING ON CURRENTLY OCCUPIED SPACE.
               ---------------------------------------------------

          If currently occupied space at 635-639 Bellbrook Avenue, Xenia, Ohio (12,800 square feet) becomes available during this lease term or options hereof, and at the time of giving such notice there are no defaults on the covenants, agreements, terms and conditions on the part of the Lessee to be kept and performed, and all rents are and have been fully paid, Lessor shall notify Lessee of its availability in writing and Lessee shall have five (5) business days from the date of Lessor's notice to Lessee to advise Lessor in writing that Lessee accepts such space offered and agrees that it shall become a part of the Leased Premises. The base rent for the space offered and the approximate date possession is to be delivered shall be included in Lessor's notice to Lessee. Should Lessee not accept the offering, then the provisions of this paragraph shall be void.

ARTICLE 36.    ENTIRE AGREEMENT.
               ----------------

          This Lease contains the entire agreement between the parties; it supersedes all previous understandings and agreements between the parties, if any, and no oral or implied representation or understandings shall vary its terms; and it may not be amended except by a written instrument executed by both parties hereto.

          IN WITNESS WHEREOF, the parties hereto set their hands to triplicates hereof, this 26th day of September, 1997, as to Lessor, and this 24th day of September, 1997, as to Lessee.

Signed and acknowledged    LESSOR:  LOWER BELLBROOK COMPANY
in the presence of:                 AN OHIO GENERAL PARTNERSHIP
                                    BY MILLER-VALENTINE PARTNERS
                                    ITS GENERAL PARTNER

/s/ Vernan H. Oddery       By:      /s/ James M. Miller
--------------------                ----------------------------
                                    James M. Miller
/s/ Michelle Athinson      Its:     General Partner
---------------------

                           LESSEE:  PC CONNECTION, INC.

/s/ Celeste S. Connor      By:      /s/ Philip Blaisdell
---------------------               ----------------------------

/s/ Celeste S. Connor      Its:     Philip Blaisdell
---------------------               ----------------------------
     (Witness)                      Owner Representative


STATE OF OHIO            )
                         ) ss:
COUNTY OF MONTGOMERY     )

          The foregoing instrument was acknowledged before me this 26th day of September, 1997, by James M. Miller, General Partner on behalf of LOWER BELLBROOK COMPANY, an Ohio general partnership.


                              /s/ Sharon L. Rislund
                              ------------------------------------
                              Notary Public

                              Sharon L. Rislund, Notary Public
                              In and for The State of Ohio
                              My Commission Expires Nov. 4, 2001



STATE OF NEW HAMPSHIRE   )
                         ) ss:
COUNTY OF HILLSBOROUGH   )

          The foregoing instrument was acknowledged before me this 24th day of September, 1997, by Philip Blaisdell, the Owner Representative of PC CONNECTION, INC., a corporation, on behalf of said corporation.


                              /s/ Celeste S. Connor
                              ------------------------------------------
                              Notary Public

                              Celeste S. Connor, Notary Public
                              My Commission Expires January 22, 2002

       Exhibits may be obtained by written request from the Registrant.